UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2008

TUTOGEN MEDICAL, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	001-16-069	59-3100165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13709 Progress Boulevard, Box 19

Alachua, Florida 32615

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (386) 462-0402

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On January 14, 2008, Tutogen Medical, Inc. (“Tutogen”) and Regeneration Technologies, Inc. (“RTI”) issued a press release announcing, among other things, that Tutogen and RTI have each set February 27, 2008 for its special meeting of stockholders to vote on the proposed merger of the two companies. Tutogen stockholders of record as of the close of business on January 22, 2008 will be entitled to vote at the special meeting. In addition, Tutogen and RTI announced that the waiting period imposed by the Hart-Scott-Rodino Antitrust Improvements Act applicable to the proposed merger of the two companies expired on January 7, 2008.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

99.1    Press release dated January 14, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUTOGEN MEDICAL, INC.

Dated: January 14, 2008	/s/ L. Robert Johnston, Jr.
L. Robert Johnston, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated January 14, 2008.